UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 3.03 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On January 25, 2023, Barnwell Industries, Inc. (the “Company”) and Broadridge Corporate Issuer Solutions, Inc., as rights agent (the “Rights Agent”), entered into an Amendment No. 1 (the “Amendment”) to the Tax Benefits Preservation Plan, dated as of October 17, 2022, by and between the Company and the Rights Agent (the “Rights Agreement”) filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 17, 2022.

The Amendment accelerates the expiration of the Company’s rights (the “Rights”) under the Rights Agreement to January 25, 2023. Consequently, the Rights Agreement terminated on that date. At the time of the termination of the Rights Agreement, all Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 to this report.

Item 8.01	Other Events.

On January 23, 2023, the Company issued a press release announcing, among other things, the termination of the Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

4.1	Amendment No. 1 to Tax Benefits Preservation Plan, dated as of October 17, 2022, by and between Barnwell Industries, Inc. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 25, 2023

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 1 to Tax Benefits Preservation Plan, dated as of October 17, 2022, by and between Barnwell Industries, Inc. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)